RIDGEWORTH FUNDS

Supplement dated February 11, 2009 to the

RidgeWorth Funds Prospectus

Dated August 1, 2008 for the

RidgeWorth High Grade Municipal Bond Fund

The recent credit market conditions have resulted in a limited supply of insured municipal bonds and, as a result, the Fund’s subadviser is concerned about its ability to comply with the Fund’s policy of investing 65% of the Fund’s assets in such securities. On February 11, 2009, the Fund’s Board of Trustees approved a change to the Fund’s policy permitting it to invest in protected securities, as well as insured securities, in order to satisfy the 65% requirement. Accordingly, effective February 11, 2009, the following replaces the Investment Focus under the Fund Summary on page 53 of the prospectus (all other information remains unchanged):

Investment Focus	Insured or protected investment grade municipal securities

The following replaces the third paragraph on page 53 of the prospectus (all other information remains unchanged):

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities insured or protected as to timely payment of principal and interest. The Subadviser considers insured or protected bonds to be those bonds covered by a municipal bond insurance company, a recognized state credit enhancement program, the Treasury Guarantee Program, or in a pre-refunded position. These situations reduce (but do not eliminate) credit risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP-107